Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

Contents 3 Important information regarding forward-looking statements and use of non-GAAP financial measures 4 Glossary 5 About SVB 10 Overview of Results 17 2019 Outlook and Long-Term Financial Objectives 26 Financial Performance: Balance Sheet 40 Financial Performance: Income Statement 52 Capital 55 Regulatory 57 Non-GAAP Reconciliations Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 2

Glossary

The following terms are used throughout this presentation to refer to certain SVB-specific metrics:

Non-GAAP Measures (Please see non-GAAP reconciliations at the end of this presentation for more information)

- **Core EPS –** Net income available to common stockholders less gains or losses on investment securities and equity warrant assets, net of tax; divided by diluted average common shares outstanding. Our management believes this measure to be a useful assessment of our performance as it relates to our core business because it excludes certain financial items where performance is typically subject to market or other conditions beyond our control. A reconciliation of Core EPS to the closest corresponding GAAP measure is not available with respect to future goals due to our inability to provide a quantitative reconciliation to such measure.
- **Core Fee Income –** Fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate.
- **Core Operating Efficiency Ratio –** Non-interest expense divided by total revenue, after adjusting for gains or losses on investment securities and equity warrant assets. This ratio excludes certain financial items where performance is typically subject to market or other conditions beyond our control.
- **Gains (losses) on Investment Securities, Net of Non-Controlling Interests –** Net gains on investment securities include gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our AFS debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost.

Other Measures

- **Total Client Funds –** The sum of on-balance sheet deposits and off-balance sheet client investment funds.
- **Fixed Income Securities –** available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet.

Acronyms

- **CCAR –** Comprehensive Capital Analysis & Review
- **CRM –** Customer Relationship Management (system)
- **LIHTC –** Low income housing tax credit funds
- **NCI –** Non-controlling interests
- **NCO –** Net charge-off
- **VC/PE –** Venture Capital/Private Equity

svb › Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 3

Important information regarding forward-looking statements and use of non-GAAP financial measures  Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; our expected effective tax rate; and financial results, including the performance results of SVB Leerink for certain quarters in, and for the full year 2019, as well as 2020 and beyond. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.   We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including the general condition of the capital and equity markets, and IPO, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us.   We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities.   Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.   We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Additionally, from time to time, we may make reference to the non-GAAP financial metric of Core EPS in our earnings call and other investor presentations. Non-GAAP Core EPS consists of our net income available to common stockholders less gains or losses on investment securities and equity warrant assets, net of tax, divided by our diluted weighted average common shares outstanding. Our management believes this measure to be a useful assessment of our performance as it relates to our core business because it excludes certain financial items where performance is typically subject to market or other conditions beyond our control. A reconciliation of Core EPS to the closest corresponding GAAP measure is not available with respect to future goals due to our inability to provide a quantitative reconciliation to such measure. Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 4

Q4 and FY 2018 Q4 andFY About SVB Corporate andFinancial Results Overview February 1, 2019 5 SVB 2014 4:3

SVB: A unique financial services company Over 35 years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams $58B assets Global presence $27B loans $134B total client funds Average balances for Q4'18 Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 6

(Early Stage) Accelerator Revenue <$5M Q4 and FY 2018 Q4 andFY Technology +LifeHealthcare Sciences Corporate andFinancial Results Overview $5M-$75M Growth Revenue February 1, 2019 Innovation Economy We serve theglobal Corp Fin Corp Revenue >$75M Venture Capital Private Equity Investors Investors, Executives Entrepreneurs, Individuals Influencers: 7 SVB 2014 4:3

Serving innovative companies and the investors and individuals behind them Silicon Valley SVB Private SVB Capital Bank Private venture Bank/Wealth SVB Leerink Global commercial investing Advisory Investment banking banking expertise, oversight Private banking and services focused on for innovators, and fund management investment strategies for healthcare and life enterprises influencers in the science companies and investors innovation ecosystem Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 8

A strong, seasoned management team

- **Average tenure of 13 years at SVB**
- **Diverse experience and skill sets to help direct our growth**



Dan Beck

CHIEF FINANCIAL OFFICER
2 years at SVB



Greg Becker

PRESIDENT AND CEO
SVB FINANCIAL GROUP
26 years at SVB



Marc Cadieux

CHIEF CREDIT OFFICER
27 years at SVB



John China

HEAD OF TECHNOLOGY BANKING
23 years at SVB



Phil Cox

HEAD OF EMEA AND
PRESIDENT OF THE UK BRANCH*
10 years at SVB



Mike Descheneaux

PRESIDENT
SILICON VALLEY BANK
13 years at SVB



Michelle Draper

CHIEF MARKETING OFFICER
6 years at SVB



Mike Dreyer

CHIEF OPERATIONS OFFICER*
3 years at SVB



Chris Edmonds-Waters

CHIEF HUMAN RESOURCES OFFICER
15 years at SVB



Laura Izurieta

CHIEF RISK OFFICER
2 years at SVB



Michael Zuckert

GENERAL COUNSEL
5 years at SVB

* On January 10, 2019, we announced the appointment of Phil Cox as the new Chief Operations Officer (effective April 1, 2019) to replace our current Chief Operations Officer, Mike Dreyer who will retire in April.

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
9

Q4 and FY 2018 2018 Corporate andFinancial ResultsQ4 andFY Q4 andFY Overview Results Overview of Corporate andFinancial Results Overview February 1,2019 February 1, 2019 10 SVB 2014 4:3

StrongQ4'18 Market market Factors tailwinds contributed to record results throughout 2018 Strong Liquidity Higher Interest Rates Lower Taxes & • Record VC investment of • Fed Funds +100 bps Regulatory Relief $131B (Mar, Jun, Sep, Dec) • Tax Cuts & Jobs Act • Strongest pace of U.S. VC- • 1M LIBOR +96 bps passed December 2017 backed, Tech/Life Science • 3M LIBOR +110 bps • CCAR threshold lifted IPOs since 2014 • 5Y Treasury +26 bps June 2018 • Healthy valuation trends in private markets Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 11

2018 takeaways EPS: $18.11 Net Income: $974M • Outstanding Growth (vs. 2017) • Warrant gains: $89M – Average total client funds: +30.6% • Investment gains, net of NCI: $50M – Average loans: +21.1% • Efficiency ratio: +45.0% – Net interest income: +33.3% • Return on equity: 20.57% (12.38% – Core fee income: +36.1% in 2017) • Stable credit quality • Non-interest expense: +17.6% • Bank Tier 1 Leverage ratio: 8.10% (vs. 2017) (+54 bps vs. 2017) – Investments in people, – Infrastructure investments to support our growth – Enhancements to our risk and compliance infrastructure Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 12

Q4'18 takeaways

EPS: $4.96

Net Income: $266 million

- **Outstanding Growth (vs. Q3'18)**
  - Average total client funds: +4.3%
  - Average loans: +4.4%
  - Net interest income: +4.3%
  - Core fee income: +10.9%
- **Non-interest expense: -0.6% (vs. Q3'18)**
- **Warrant gains: $16.7M**
- **Investment gains, net of NCI: $1.8M, impacted by Q4 volatility in public markets**

- **Return on equity: 20.61%**
- **Efficiency ratio: +43.9%**
- **Stable credit quality**
- **Bank Tier 1 Leverage ratio: 8.10% (+28 bps)**
- **Leerink acquisition announced on 11/13/2018 (closed 1/4/2019)**
- **Repurchased $147M of $500M authorized share repurchase program**

Challenges

- Public market volatility
- Impact of market liquidity on valuations and technology loan growth
- Achieving right balance of on- vs. off-balance sheet client fund mix
- Market anxiety over U.S. - China trade war and weakening global economic indicators
- Competition from banks, non-banks and market liquidity

svb

Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

13

Annual highlights

	2014	2015	2016	2017	2018
Diluted earnings per share	$5.31	$6.62	$7.31	$9.20	$18.11
Net income available to common stockholders	$263.9M	$343.9M	$382.7M	$490.5M	$973.8M
Average assets	$33.0B	$40.8B	$44.0B	$48.4B	$55.2B
Change	*42.0%*	*23.9%*	*7.7%*	*10.0%*	*14.2%*
Average loans	$11.5B	$14.8B	$18.3B	$21.2B	$25.6B
Change	*23.0%*	*28.3%*	*23.8%*	*15.7%*	*21.1%*
Average deposits	$28.3B	$36.3B	$38.8B	$42.7B	$48.1B
Change	*44.4%*	*28.2%*	*6.8%*	*10.3%*	*12.5%*
Average off-balance sheet client inv. funds	$30.0B	$39.2B	$43.4B	$51.5B	$75.1B
Change	*24.0%*	*30.6%*	*10.5%*	*18.8%*	*45.7%*
Average fixed-income securities	$16.6B	$22.3B	$21.5B	$22.4B	$24.8B
Net interest margin	2.81%	2.57%	2.72%	3.05%	3.57%
Net interest income	$856.6M	$1,006.4M	$1,150.5M	$1,420.4M	$1,894.0M
GAAP non-interest income	$572.2M	$472.8M	$456.6M	$557.2M	$745.0M
Non-GAAP non-interest income, net of non-controlling interests[1]	$352.5M	$441.1M	$448.5M	$527.8M	$707.0M
Non-interest expense	$700.7M	$780.0M	$859.8M	$1,010.7M	$1,188.2M
GAAP operating efficiency ratio	49.04%	52.73%	53.50%	51.11%	45.02%
Net charge-offs / Average total gross loans	0.32%	0.30%	0.46%	0.27%	0.22%
Effective tax rate[2]	41.02%	39.95%	39.55%	42.02%	26.52%
Return on average SVBFG stockholders' equity	10.46%	11.18%	10.90%	12.38%	20.57%
Return on average assets	0.80%	0.84%	0.87%	1.01%	1.76%

1) Please see non-GAAP reconciliations at end of this presentation for more information
2) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Included in 2017 is $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb

Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

14

Quarterly highlights

	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18
Diluted earnings per share	$2.19	$3.63	$4.42	$5.10	$4.96
Net income available to common stockholders	$117.2M	$195.0M	$237.8M	$274.8M	$266.3M
Average assets	$50.8B	$52.4B	$54.4B	$56.5B	$57.6B
Change	*2.0%*	*3.1%*	*3.8%*	*3.9%*	*1.9%*
Average loans	$22.4B	$23.8B	$24.9B	$26.3B	$27.5B
Change	*4.0%*	*6.1%*	*4.4%*	*5.9%*	*4.4%*
Average deposits	$44.8B	$46.1B	$48.0B	$49.1B	$49.1B
Change	*1.7%*	*3.0%*	*4.0%*	*2.3%*	*—%*
Average off-balance sheet client investment funds	$57.6B	$64.4B	$71.3B	$79.6B	$85.0B
Change	*8.1%*	*11.8%*	*10.8%*	*11.6%*	*6.9%*
Average fixed income securities	$23.8B	$24.0B	$25.2B	$25.5B	$24.5B
Net interest margin	3.20%	3.38%	3.59%	3.62%	3.69%
Net interest income	$393.7M	$419.9M	$466.4M	$493.2M	$514.5M
GAAP non-interest income	$152.3M	$155.5M	$192.7M	$210.1M	$186.7M
Non-GAAP non-interest income, net of non-controlling interests[1]	$144.5M	$142.5M	$183.2M	$203.4M	$177.9M
Non-interest expense	$264.0M	$265.4M	$305.7M	$309.4M	$307.6M
Net charge-offs / Average total gross loans (annualized)	0.23%	0.15%	0.22%	0.30%	0.20%
Effective tax rate[2]	53.54%	27.50%	24.53%	25.75%	28.28%
Return on average SVBFG stockholders' equity (annualized)	11.09%	18.12%	20.82%	22.46%	20.61%
Return on average assets (annualized)	0.92%	1.51%	1.75%	1.93%	1.83%

1) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
2) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Q4'17 included $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
15

Key performance indicators

Average Loans, net of unearned income


$ Billions
$30
$25
$20
$15
$10
$5
$0
$11.5
$14.8
$18.3
$21.2
$25.6
2014 2015 2016 2017 2018

Average Total Client Funds


Client inv. funds
Deposits
$ Billions
$150
$100
$50
$0
$58.3
$28.3
$30.0
$75.5
$36.3
$39.2
$82.2
$38.8
$43.4
$94.2
$42.7
$51.5
$123.2
$48.1
$75.1
2014 2015 2016 2017 2018

Net Interest Margin


5%
4%
3%
2%
1%
0%
2.81%
2.57%
2.72%
3.05%
3.57%
2014 2015 2016 2017 2018

Net Interest Income


$ Millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$857
$1,006
$1,151
$1,420
$1,894
2014 2015 2016 2017 2018

Core Fee Income


$ Millions
$550
$500
$450
$400
$350
$300
$250
$200
$150
$210
$265
$316
$379
$516
2014 2015 2016 2017 2018

Noninterest Expense


$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$701
$780
$860
$1,011
$1,188
2014 2015 2016 2017 2018

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
16

Q4 and FY 2018 2018 Corporate andFinancial ResultsQ4 andFY Q4 andFY Overview Term Financial Targets 2019 Outlook andLong- Corporate andFinancial Results Overview February 1,2019 February 1, 2019 17 SVB 2014 4:3

Assumes nointerest rate increases 2019 5) 4) 3) 2) 1) 2019 full-year outlook Non-interest expense (excluding expenses Outlook doesnotassumeanyfuturerateincreases change, andactualresultsmaydiffer, basedonourperformancerelativetointernaltargets. Our outlookfornoninterestexpenseispartlybasedonmanagement's currentforecastofperformance-basedincentivecompensationexpenses.Suchforecastsaresubjectto investors. See"UseofNon-GAAP Financial Measures"attheendofourquarterlyearningsreleaseforfurtherinformationregardingcalculationandlimitationsthismeasure. noninterest expenseforfiscal2017isincludedinthispresentation, aswebelievesuchreconciliationwouldimplyadegreeofprecisionthatbeconfusingormisleadingto presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP noninterestexpense(excludingexpenses relatedtononcontrollinginterests)GAAP to noncontrollinginterests. As weareunabletoquantifysuch line itemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Noninterest expense(excludingexpenses relatedtononcontrollinginterests)isanon-GAAP measure,whichrepresentsnoninterestexpense,but excludesexpensesattributable release forfurtherinformationregarding thecalculationandlimitationsofthismeasure. believe suchreconciliationwould implyadegreeofprecisionthatwouldbeconfusingormisleading toinvestors.See"UseofNon-GAAP Financial Measures"attheendofthis presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP corefeeincometoGAAP noninterestincomeforfiscal2017isincludedinthisrelease, aswe conditions beyondourcontrol. As weareunabletoquantifysuch lineitemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Core feeincomeisanon-GAAP measure,whichrepresentsnoninterestincome, butexcludescertainlineitemswhereperformanceistypically subject tomarketorother described under the section"Forward-LookingStatements". cash intoinvestment securities.Suchforecastsare subjecttochange,andactualresults maydiffer, basedonmarketconditions, actualprepaymentratesand otherfactors Our outlookfornet interestincomeandnet marginisbasedprimarilyonmanagement's currentforecastofaverage depositandloanbalances anddeploymentofsurplus Core fee incomeinvestment with banking Allowance for loanlossesfor totalgross Non-performing loans/totalgrossloans Non-performing Current fullyear 2019 outlookcompared to2018results,includingexpected resultsofSVB Leerinkreflectiveofthecompleted Non-interest expense (excluding expenses Non-interest expense investment with performing loansasa%oftotalgross performing 3) 2) 1) related tonon-controlling interests) Q4 and FY 2018 Q4 andFY related tonon-controlling interests) 4, 2019. Current fullyearoutlookfor2019 comparedtofull-year2018results,includingexpectedresultsofSVB LeerinkreflectiveofthecompletedacquisitiononJanuary Non-GAAP measure. complete informationonmanagement's assumptionsandforecastsregardingthisoutlook. As of 1/24/2019 Net loancharge-offs Net interestincome Net interestmargin banking activities Effective Tax Rate Average deposits performing loans performing Preliminary Core fee income Business Driver Average loans Corporate andFinancial Results Overview activities Net loancharge-offs Net interestincome ; comparedtofull-year2018results; assumesnorateincreases;pleaseseeourmostrecentFinancial Releaseandearningscalltranscriptfor Business Driver Average deposits Core fee income Average loans 3 2 3 2 2019 FullYear Outlookvs. 2018FullYear February 1, 2019 Increase atapercentage rateinthehigh Increase atapercentage rateinthemid outlook acquisition on January 4, 2019 4, acquisition onJanuary Between 0.20% and0.40% ofavg. Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.30% and0.50% of Between 3.80%and3.90% Between 26.0% and28.0% Comparable to2018levels the highsingledigits total grossloans total grossloans the highteens the highteens the midteens the midteens Results thirties sixties 1 2018 FullYear Outlookvs. 2017 Full Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.30%-0.50% ofavg. (as of the highteenstolowtwenties the mid-teenstohighteens the lowdoubledigits the highsingledigits total grossloans 1/24/2019 Year Results the mid-teens Outlook increased No outlookprovided preliminary No outlookprovided preliminary No outlookprovided preliminary No outlookprovided preliminary previous outlookofmidteens Change from10/25/18 ) Not applicable Not applicable No change No change No change No change No change tohighteensfrom 18 SVB 2014 4:3

Investment Priorities Driving 2019 Expense Growth

Strategic Priorities: ~15%

- Global onboarding (including client and loan onboarding)
- Digitizing and governing data infrastructure
- Employee enablement (CRM, mobility tools) & scalability
- Digital Bank
- Risk management


Other
Strategic Priorities
People
Fee Income Growth

People: ~70%

Hiring initiatives to improve long-term revenue growth opportunities and better support the bank

- Germany and Canada expansion
- Private Bank/Wealth Advisory expansion
- Front office sales
- Relationship Management
- Risk management
- Competitive pay in high-cost markets
- Support volume growth

Fee Income Growth Initiatives: ~10%

- Core fee income growth initiatives drive higher transaction volumes and processing costs svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 19

Investing to improve operating leverage and support our growth

Through systems, tools, processes, analytics and people

Enhance Client Experience	Improve Employee Enablement	Enhance Risk Management	Drive Scalable Long-term Growth	Drive Revenue Growth
Enable us to engage with clients in more meaningful ways Streamline and speed key processes, such as onboarding	Help employees optimize their performance Minimize time spent on non-value add activities	Support timely, effective resolution of issues across the organization Enhance data quality and governance frameworks	Optimize cost efficiencies Improve efficiency of growth over long term	Expand product offerings to address evolving client needs Improve product penetration across the platform Extend platform to Germany and Canada Expand Private Bank and Wealth Advisory

Target Outcomes

- Expanded product offerings with new opportunities for **revenue growth**
- **Improved future operating leverage** through transformation of key business processes and implementation of scalable solutions
- **2020 expense growth rate target: high single digits**

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 20

Deposit Franchise a Competitive Advantage

- Client operating accounts make up the majority of our deposits
- FY 2018
  - Cost of total deposits of 6 bps, materially lower than peer costs
  - Low interest-bearing deposit beta of 22%
  - Low loan-to-deposit ratio of 53.3%

SVB Cost of Total Deposits vs. Peers*



1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.06
0.22
0.23
0.25
0.26
0.26
0.27
0.34
0.39
0.41
0.42
0.45
0.49
0.71
0.73
0.82
1.19
SIVB
CMA
CBSH
ZION
CFR**
RF
MTB**
NTRS**
BOKF**
FRC
WBS
UMPQ
HBAN
EWBC
ASB
SBNY
NYCB**

* "Peers" refers to peer group as reported in our proxy statement and are subject to change on an annual basis. Peer data is based on the most recently available full-year 2018 cost of total deposits as reported by S&P Global Market Intelligence.

** Where FY 2018 data was not available as of February 1, 2019, YTD 9/30/18 cost of total deposits was reported.

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

21

Total Client Funds Contributions by Niche
at 12/31/18


Deposits*
Technology 6%
Life Science & Healthcare 2%
International** 24%
Private Bank 3%
Other 2%
U.S. PE/VC 22%
Early-Stage Technology 32%
Early-Stage Life Science & Healthcare 9%


Off-Balance Sheet Client Investment Funds*
Technology 29%
Life Science & Healthcare 14%
International** 4%
Private Bank 1%
U.S. PE/VC 11%
Early-Stage Technology 20%
Early-Stage Life Science & Healthcare 21%

* Deposit and off-balance sheet client investment funds balances by portfolio is a management view of client niches and is subject to change.

** International balances is a management view of client niches and does not tie to regulatory definitions for foreign exposure. International balances include clients across all client niches and life-stages, with International PE/VC representing 9% of total deposits and 1% of off-balance sheet client investment funds.

svb

Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

22

support newandexistingsupport client needs Additional newproductsindevelopment to product development Continued on-balance sheet Driving on-balance sheet deposit growth balance sheetinQ4'18 deposited $1.6Bofnewfundsonthe coreMore than1,000 clients New Clients Q4 and FY 2018 Q4 andFY S V B A s s e Corporate andFinancial Results Overview t M a n a g S e w R m e e e p e n p o t $ 0 O f f - B February 1, 2019 a l $ a $ 1 n 8 0 c . e 4 S h e e t C l i e n $ t 2 F 0 u n products over thelong-term clients new areaddressablewith Approximately 10 balance sheet move tograduallyOpportunities d s B a i l t l i 1 o 2 n s / 3 1 / $ some 1 3 8 0 client fundson % -20 $ $ 4 3 $ 0 8% 3 . 9 3 of Repo/Sweep . 2 $ 5 0 23 SVB 2014 4:3

Our market expectations for 2019 Positive influence from... • Healthy VC investment and fundraising • Another strong year for IPOs • Healthy liquidity and activity among SVB clients But with... • Fading market tailwinds • Macro challenges: ◦ U.S. - China trade war Fading market tailwinds, challenges...look at Greg's script. ◦ Equity market volatility Market volatility Fed monetary policy - unclear ◦ Potential U.S. Government closures Govt. Shutdown, IPO market economic impact • Continued intense competition Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 24

Long-term financial targets[1,2]

Strong, sustainable, smart growth

ROE ~15% in *low rate* environment
~20% in a *normalized rate* environment

Core EPS[3] ~10% growth in a *flat rate* environment
~20% growth in a *rising rate* environment

Investments in growth & improved operating leverage

Normalized Rates
Mid-40% Core Efficiency Ratio[4]

Low Rates
Mid-50% Core Efficiency Ratio

Asset Sensitivity

<10% in down 100 bps scenario
>10% in up 100 bps scenario

Strong Capital & Liquidity

Bank Tier 1 Leverage ratio
~7-8%

Loan-to-Deposit ratio
<70%

1) Excludes impact of SVB Leerink revenue and expense
2) Normalized rate environment represents Fed Funds rate above 2.5%, low rate environment represents Fed Funds at or below 2.5%
3) Non-GAAP measure
4) Non-GAAP measure.

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 25

Q4 and FY 2018 2018 Corporate andFinancial ResultsQ4 andFY Q4 andFY Overview (Balance Sheet)(Balance Financial Performance Corporate andFinancial Results Overview February 1,2019 February 1, 2019 26 SVB 2014 4:3

Q4'18 Q4 and FY 2018 Q4 andFY Growth driven primarily by Private Equity, by Private primarily driven Growth Life Science & Billions $ $ $ $ Corporate andFinancial Results Overview : average loansgrew 2 3 2 1 0 0 5 5 Q $ $ 2 2 4 2 3 ' Healthcare and Private Bank Healthcare andPrivate 1 . . 4 1 7 A v e r a February 1, 2019 g $ Q $ e 2 2 1 l 4 3 o ' 1 . . a 8 8 6 n s $ Q $ 2 2 2 6 4 ' 1 P . . 0 9 8 e 4.4% r i o d - e n Q $ $ d 2 2 3 l 6 7 ' o 1 . . a 5 8 3 n s Q $ $ 2 4 2 8 7 ' 1 . . 5 3 8 27 SVB 2014 4:3

Q4'18: A diversified loan portfolio

Gross Loans: $28.5 billion[1,2]


Private Bank
$3.0
11%
Other
$0.5
2%
Wine
$1.0
3%
Software/
Internet
$6.2
22%
Hardware
$1.2, 4%
Life Science/
Healthcare
$2.5, 9%
Private Equity/
Venture Capital[3]
$14.1
49%

Technology and Life Science/Healthcare Only[1]
$9.9 billion (35% of Gross Loans)


Early Stage
$1.7 (6%)
Non-Early Stage
$1.4 (5%)
Investor-dependent 1
Revenue: $0-$5M
Investor-dependent 2
Revenue >$5M
Balance Sheet
$2.4 (8%)
Balance-sheet dependent
covered by current assets; $1.0B is asset-based lending
Sponsored Buyout
$2.1 (8%)
Other
$2.3 (8%)
Cash flow dependent 1
Cash flow dependent 2
Cash flow and hybrid

1) As of 12/31/2018; gross loans do not include deferred fees and costs.
2) Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports.
3) Primarily capital call lines of credit

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
28

Our loan portfolio has evolved over time • Private Equity has driven the majority of recent growth, although we have seen growth in all niches • Our Private Equity portfolio has historically been characterized by lower yields (relative to the rest of our portfolio) and high credit quality Loans, net of unearned income $30 $28.3 12% o i 11% l o f 10% $1.2 t r $25 $23.1 $2.4 10% o 9% 9% p n 8% 8% $19.9 $1.2 $3.0 a o $20 $1.8 8% l f o s $1.2 $16.7 $2.6 $6.2 n $1.9 % o i $14.4 s l $15 $1.1 6% l $2.2 a i $1.7 $6.2 6% s B $1.1 $10.9 $1.3 $1.8 n a $8.9 $1.3 $5.6 o $10 4% l $7.0 $5.4 e $5.0 $14.1 g $5.5 a $4.5 t $10.0 s $5 $4.1 2% - $7.7 y $3.3 l $2.5 $4.6 $5.5 r $1.4 $1.8 $2.4 a $1.7 E $0 $0.9 $1.0 $1.1 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Private equity/venture capital Hardware Software/internet Premium wine Private Bank Other Life science/healthcare Early-stage loans as % of loan portfolio Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 29

Loans larger than $20M are primarily Private Equity capital call lines, which have a history of no credit losses Capital call lines have maturities of <1 year and are secured by contractual capital commitments and the invested assets of the fund borrowers. Gross loans to any single client equal to or greater than $20 million $14.5 $15 $14.6 $10.5 $2.3 $10 $8.9 s n o i $2.2 l $6.8 l i $6.2 B $1.9 $4.2 $10.1 $5 $4.3 $1.9 $$3.13.2 $1.9 $6.8 $2.2$2.1 $1.6 $5.3 $1.3 $1.0 $1.3 $1.1 $3.1 $3.6 $0.7 $1.0 $1.5 $0 $0.5 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Private equity/venture capital Private Bank Software/internet Premium wine Life science/healthcare Other Hardware Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 30

Private Equity capital call lines: High growth, diversification, low credit risk • High-quality, strong underwriting • Strong secondary markets • No credit losses in history of product PE/VC Fund Commitments by Investment Style and Industry* Investment Style Industry PE - Real Estate Other PE - Other Energy 5% PE - Fund of Funds Infrastructure Technology 7% Natural Resources 10% PE - Debt 24% FinTech 9% 2% 24% Life Sciences 5% Real Estate 5% 12% VC Funds 7% Industrial 24% 27% 16% 9% Fund of Funds PE - Growth Debt PE - Buyout 10% Consumer * PE/VC portfolio by investment style and industry is based on fund commitments as of 9/30/18 Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 31

Q4'18: Credit quality remained stable

- Provision for credit losses of $13.6M (vs. 17.2M in Q3)
- Allowance for loan losses/total gross loans: at 0.99% (vs. 1.03% in Q3)



$150
$100
$50
$0
Millions
$119.5M
$116.7M
$125.3M
$115.3M
$96.1M
0.51%
0.47%
0.48%
0.42%
0.34%
1.0%
0.5%
0.0%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Non-performing loans/total gross loans
Total non-performing loans



$25
$20
$15
$10
$5
$0
Millions
$12.9M
$8.8M
$13.5M
$20.0M
$13.9M
0.23%
0.15%
0.22%
0.30%
0.20%
0.6%
0.4%
0.2%
0.0%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Net charge-offs/average total gross loans (annualized)
Net charge-offs

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 32

Five non-dot-com loansdrove through market cycles History ofhigh credit quality andresilience (2000: Dot-com bust) - 0 4 2 3 1 1% % % % % % increase inNCOs Q4 and FY 2018 Q4 andFY 1 3 2 . . 0 0 3 0 2 7% % 0 48% Technology 30% Early-Stage % oftotalloans Corporate andFinancial Results Overview 2 2000 0 0 2 2 0 Five problemloansdrove short- 0 (2008-2009: Financial Crisis) (2008-2009: Financial Crisis) lived spike inNPLs andNCOs 4 Net charge-offs asa%ofaverage totalgross loans loansas a %oftotalgrossloans Non-performing loans Non-performing 2 0 February 1, 2019 0 6 1 2 . 0 5 47% Technology 14% Early-Stage 7 0 % oftotalloans % 8 2 . 6 2007 4% 2 0 1 0 2016), onenewCorporate Finance loanaddedin NPLs duetofour elevatedsince Q2'15primarily Sponsored Buyout loans(twowere resolved in 2016 practice andtwoGrowth loans addedin Post-crisis NCOs remainbelow50bps 2 0 1 2 2 0 1 4 2017 26% Technology 6% Early-Stage % oftotalloans 2 0 1 2018 6 0 0 $ 2 . . 9 0 3 2 6 4 2 1 . 8% % 1 $ $ $ $ 5 1 1 0 0 5 0 0 0 Millions 33 SVB 2014 4:3

A high quality balance sheet

At 12/31/18



Non-marketable securities² (VC & LIHTC Investments) $0.8, 2%
Fixed income securities (AFS) $7.8 14%
Fixed income securities (HTM) $15.5 27%
Cash $3.6 6%
Other $1.1, 2%
Net loans¹ $28.1 49%

Period-end assets: $56.9B



Borrowings $1.3, 2%
Other $1.1 2%
Interest-bearing deposits $10.2 20%
Non-interest-bearing deposits $39.1 76%

Period-end liabilities: $51.7B

1) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 12/31/2018 were $28.5B
2) Non-marketable securities net of non-controlling interests were $806 million. This is a non-GAAP measure.

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 34

Robust balance sheet growth Billions Strong growth inloansandsecurities Strong growth $ $ $ $ $ $ Q4 and FY 2018 Q4 andFY 4 6 5 2 3 $ 1 0 0 0 0 0 0 0 $ 2 3 0 9 1 Corporate andFinancial Results Overview . 4 3 Other assets Net loans VCNon-marketable (primarily &LIHTC securities investments) securities Held-to-maturity Available-for-sale securities $ 2 4 0 4 1 . 5 7 Assets $ 2 4 0 4 1 . 6 7 $ 2 5 0 1 1 . 7 February 1, 2019 2 $ 2 5 0 6 1 . 8 9 Billions Non-interest-bearing deposits= Non-interest-bearing $ $ $ $ $ $ 4 6 5 2 3 $ 1 0 0 0 0 0 0 0 79% $ 2 3 0 5 1 . 4 3 oftotaldeposits Non-interest-bearing deposits Non-interest-bearing Other liabilities Interest-bearing deposits Interest-bearing Borrowings $ 2 4 0 1 1 Liabilities . 5 4 $ 2 4 0 0 1 . 6 9 $ 2 4 0 6 1 . As of 7 9 12/31/2018 $ 2 5 0 1 1 . 8 7 35 SVB 2014 4:3

Billions investmentQ4'18: Ahigh-quality portfolio $ • • • $ $ 2 $ 1 $ 1 Q4 and FY 2018 Q4 andFY 0 0 0 5 5 Agency-issued rate collateralized residentialmortgage-backed –variable securities Agency-issued collateralized residentialmortgage-backed –fixed securities rate U.S. agencydebentures U.S. Treasury securities Available lines ofcreditinplaceliquidity toprovideshort-term U.S. Treasuries make up Liquid, fixed-income primarily adurationof with portfolio $ 2 1 0 3 A 1 . 4 v 5 Corporate andFinancial Results Overview a i l a b $ 2 l 1 e 0 6 - 1 f . o 5 4 r - S a l $ 2 e 1 0 S 2 1 . e 6 6 c u r i t i $ 2 e 1 0 s 1 1 . 7 1 February 1, 2019 20% 2 $ 0 7 1 . 8 8 ofinvestment portfolio Billions $ $ $ 2 $ 1 $ 1 0 0 0 5 5 Municipal bondsandnotes Agency-issued residentialmortgage-backed securities Agency-issued commercial mortgage-backed securities 2 $ 0 7 1 . 4 H 4 e l d - t 2 o $ 0 - 8 M 1 . 8 5 a t u r i t y 2 $ 0 8 S 1 e . 4 6 c u r i 3.8 years t i e $ 2 s 1 0 2 1 . 7 7 As of 12/31/2018 $ 2 1 0 5 1 . 8 5 36 SVB 2014 4:3

Q4'18: Average total client funds grew 4.3%

- Healthy funding and exit activity for our clients drove client funds growth
- Client investment funds grew (6.9%), while average deposits remained flat
- Deposit beta remained low at 22%
- Interest bearing deposit costs increased 10 bps due to deposit growth initiatives, representing $3 million in additional interest expense



Average Total Client Funds
Billions
$150
$125
$100
$75
$50
$25
$0
$102.4
$110.5
$119.3
$128.7
$134.1
$57.6
$64.4
$71.3
$79.6
$85.0
$37.0
$38.0
$39.8
$40.6
$40.1
$7.8
$8.2
$8.2
$8.5
$9.0
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
0.8%
0.6%
0.4%
0.2%
0.0%
0.12%
0.20%
0.31%
0.38%
0.48%
0.13%
0.14%
0.17%
0.18%
0.19%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Cost of interest-bearing deposits
Spread on client investment fees

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 37

A history of robust client liquidity

Recent client funds growth drivers:

- Robust venture capital/private equity funding
- Strong exit activity for our clients
- Healthy pace of new core client acquisition



Average Total Client Funds
Billions
$140
$120
$100
$80
$60
$40
$20
$0
$58.4
$75.5
$82.1
$94.3
$123.1
$30.0
$39.2
$43.4
$51.5
$75.1
$20.4
$27.8
$31.2
$35.2
$39.6
$7.9
$8.5
$7.6
$7.5
$8.4
2014
2015
2016
2017
2018
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
0.8%
0.6%
0.4%
0.2%
0.0%
0.15%
0.06%
0.07%
0.12%
0.35%
0.05%
0.06%
0.07%
0.11%
0.17%
2014
2015
2016
2017
2018
Cost of interest-bearing deposits
Spread on client investment fees

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

38

Billions Expanding international business activity $ $ $ $ 1 $ $ Q4 and FY 2018 2018 Corporate andFinancial ResultsQ4 andFY Q4 andFY Overview $ 1 0 0 $11.2B 4 6 8 2 2 A v $ e $3.3B 0 international international 2 r 0 . a 8 $ g 1 L 3 e 4 o deposits* . 8 Corporate andFinancial Results Overview a I n n $ s 2 1 t loans* e . 0 1 $ r 1 n 6 5 * a . 5 t i $ o 2 1 Gateway; definitions for foreign thisisamanagement exposure anddoesnottietoregulatory segmentview Includes full-year average Israel, Asia loan anddepositbalances for andGlobal internationaloperationsinU.K., n . 0 a 5 $ 1 l 6 6 B . 6 D a $ l e a 1 2 p n . 0 o 9 c $ 1 s e 7 i 7 s . t 7 s * $ 2 2 . 0 $ 8 1 1 February 1,2019 February 1, 2019 0 8 . 4 Hong Kong Germany Location Canada Israel China U.K. Branch application inprogress Beijing, Shanghai,Shenzhen) Business development office Business development and (joint venture,in (joint offices SPD Silicon Valley Bank Representative office representative office Full service branch Full service Branch (lending) Description (Beijing) opened 2008 2005 2018 2012 2012 2013 Year TBD 39 SVB20144:3

Q4 and FY 2018 2018 Corporate andFinancial ResultsQ4 andFY Q4 andFY Overview (Income Statement) Financial Performance Corporate andFinancial Results Overview February 1,2019 February 1, 2019 40 SVB 2014 4:3

Q4'18: Net interest income grew 4.3%

Higher average loan and investment balances and higher interest rates drove Q4'18 net interest income increase



$600
$500
$400
$300
$200
$100
$0
Millions
9%
6%
3%
0%
5.39%
$97.0
$517.4
3.69%
2.50%
Q4'08
Q4'09
Q4'10
Q4'11
Q4'12
Q4'13
Q4'14
Q4'15
Q4'16
Q4'17
Q4'18
Net interest income*
Net interest margin
Federal Funds target rate

* Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent for periods prior to 2018 and 21 percent for 2018 svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 41

Higher rates have driven margin improvement



10%
5%
0%
Interest Rates/Yields
49.50%
50%
25%
0%
PE/VC % of Loan Portfolio
5.47%*
4.48%
3.69%
2.50%
2.50%
Q4'08
Q4'09
Q4'10
Q4'11
Q4'12
Q4'13
Q4'14
Q4'15
Q4'16
Q4'17
Q4'18
Net interest margin
Loan yield
Private Equity/Venture Capital
Federal Funds target rate
1 Month LIBOR
3 Month LIBOR

* Consolidated loan yields have been impacted by the change in the mix of our loan portfolio to PE/VC loans, which have lower loan yields in comparison to Technology and Life Science lending.

svb › Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 42

We maintain the benefits of asset sensitivity, with strategies to mitigate the downside Estimated net interest income could change as follows if short-term rates move +25 bps could increase net interest income by $68 million -25 bps could decrease net interest income by $69 million % Change in Base Case Drivers Changes in Net Interest Income 1) Impact of interest rate changes on: market as of interest rates • Reinvestment of fixed income (basis points) 12/31/2017 12/31/2018 portfolio cash flows • Variable rate loans and LIBOR- +100 13.3% 13.1% based investments -100 (15.7)% (13.3)% Primary benchmark indices: 2) Balance sheet growth and asset/ • Federal Funds target rate liability composition: • National Prime rate • Large non-interest bearing deposit funding base • 1-month LIBOR • Loan portfolio primarily variable • 3-month LIBOR rate * For more information, please refer to our sensitivity analysis included in our most recently filed quarterly reports pursuant to applicable SEC requirements. These estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of December 31, 2018. Actual results may differ. Simulations used to analyze interest-rate sensitivity may differ from actual results due to, among other things, differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 43

Reducing the downside of rate sensitivity while preserving the benefits

2019 Strategies

- Loan Rate Floors - Preserve income when rates fall
- Portfolio Cash Flows - Reduce sensitivity by reducing near-term cash flows
- "Receive Fixed" Rate Swaps - Convert variable-rate loans to fixed



<100 bps NII Sensitivity
Sensitivity
-16.0%
-15.5%
-15.0%
-14.5%
-14.0%
-13.5%
-13.0%
-12.5%
-15.7%
-14.0%
-13.7%
-12.9%
-13.3%
Driving to sensitivity of <10% to -100 bps shock
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
% Change from Base

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 44

Investment securities and warrant gains[1]


$160
$140
$120
$100
$80
$60
$40
$20
Millions
$30.7
$71.0
$57.3
$71.0
$43.4
$37.9
$35.4
$54.6
$49.9
$89.1
2014
2015
2016
2017
2018
Net gains on equity warrant assets
Non-GAAP net gains on investment securities net of non-controlling interests[2]


$55
$45
$35
$25
$15
$5
-$5
Millions
$8.0
$12.1
$19.2
-$3.8[3]
$26.4
$19.1
$25.6
$34.1
$1.8
$16.7
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Net gains on equity warrant assets
Non-GAAP net gains (losses) on investment securities net of non-controlling interests[2]

1. The gains (or losses) resulting from changes in valuations (fair values) of investment securities within our nonmarketable and other equity securities portfolio and equity warrant assets are currently unrealized. The extent to which such gains (or losses) will become realized are subject to a variety of factors including, among other things, performance of the underlying portfolio companies, investor demand for IPOs, fluctuations in the underlying valuation of these companies, levels of M&A activity, and legal and contractual restrictions on our ability to sell the underlying securities.
2. This is a non-GAAP measure.
3. In Q1'18, losses on investment securities net of non-controlling interests included $22.2 million of losses from the sale of shares from exercised equity warrants in a single company that went public in the prior quarter. Despite the loss in Q1'18, total net gains from this investment were approximately $46 million.

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
45

Net warrant gains have more than offset early-stage charge-offs over time



Aggregate warrant gains net of early-stage losses
(2002 - 2018)
$200
$150
$100
$50
$0
-$50
-$100
Millions
$174M
$(3)
$8
$3
$0
$3
$22
$23
$11
$7
$37
$19
$46
$71
$71
$38
$55
$89
$(13)
$(1)
$(2)
$(7)
$(10)
$(16)
$(58)
$(23)
$(1)
$(21)
$(26)
$(30)
$(12)
$(45)
$(35)
$(28)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Net gains on equity warrant assets
Early-stage net charge-offs
Cumulative net gains (warrants less early-stage NCOs)

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
46

Q4'18: Core fee income grew 10.9%

Growth drivers:

- Higher client investment fees from higher fund balances and rate increases
- Larger foreign exchange spreads from market price volatility



Millions
$150
$100
$50
$0
$76.5
$74.5
$80.5
$84.6
$82.6
$87.3
$102.7
$106.4
$115.0
$123.1
$131.7
$146.0
$8
$36
$11
$20
$24
$33
$10
$42
$11
$20
$25
$38
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 47

A history of strong core fee income growth

Recent core fee income growth has been driven by strong transaction volumes across core fee banking products:

- **Client investment fee growth from higher fund balances and rate increases**
- **Foreign exchange and credit card volume growth, partially offset by lower competitive spreads**



$600
$500
$400
$300
$200
$100
$0
Millions
$210
$265
$316
$379
$29
$56
$43
$59
$77
$116
$516
$35
$130
$42
$76
$94
$139
2014
2015
2016
2017
2018
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb › **Q4 and FY 2018 Corporate Overview and Financial Results** February 1, 2019 48

Performance and growth driving non-interest expense Revenue and growth investment initiatives: • Client experience • People (staffing, enablement, performance-based incentive compensation) • Infrastructure improvements (banking, risk & compliance) Compensation and Benefits Expense Other Noninterest Expenses 2,685 $461 2,396 $404 2,225 $121 2,004 $727 $346 1,815 $195 $307 $120 s $606 $291 $48 s n $105 n o i $514 o l $184 i $55 l $42 $474 l $97 i $77 l i M $409 $150 $40 $48 $207 M $ $138 $40 $78 $121 $40 $40 $145 $30 $72 $122 $120 $325 $35 $101 $277 $50 $66 $244 $52 $214 $159 $187 $122 $94 $83 $95 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Salaries/wages and other Incentive comp. plans employee comp. Professional svcs. Premises & equip. Other employee Avg. full-time equivalent Net occupancy Business dev. incentives/benefits employees Other expenses* * Includes costs for FDIC and state assessments, correspondent bank fees, lending and other client-related processing, telephone, data processing and other expenses; please see our quarterly filings for more information. Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 49

over time,driven by strong revenue growth Core operating efficiency ratio * Q4 and FY 2018 Q4 andFY Billions $ $ $ $ $ $ $ Non-GAAP measure 0 2 0 3 1 2 1 . . . . . . . 0 0 0 0 5 5 5 Corporate andFinancial Results Overview $ 1 . 4 2 0 1 4 $ 49.0% 64.2% 0 . G G 7 A A A A P P O T o p t $ e a 1 r l a . r 5 t e 2 i n v 0 February 1, 2019 e g 1 n e 5 u $ f e f 0 52.7% 59.1% i c . 8 i e n c y r a t $ i 1 o . 6 2 0 1 6 $ 56.7% 53.5% 0 . C G 9 o A r A * e P has trended down O N p o e $ n r 2 a i n t . 0 i t n e 2 g r 0 e e 1 s f 7 t f $ i e 54.4% 1 51.1% c x . i 0 p e n e n c y s e r a t i $ o 2 * . 6 2 0 1 8 $ 45.0% 48.3% 1 . 2 0 2 4 6 0 0 0% % % % 50 SVB 2014 4:3

Above-peer return on average equity

Increase in 2018 ROE primarily due to strong balance sheet growth, higher interest rates and lower taxes


20%
10%
0%
10.46%
8.98%
11.18%
8.17%
10.90%
8.83%
12.38%
9.77%
20.57%
12.76%
2014
2015
2016
2017
2018
SVB ROE
Peers*

* "Peers" refers to peer group as reported in our proxy statements specific to the years reported and are subject to change on an annual basis. Peer ROE is the average of our peer group using data from S&P Global Market Intelligence.

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
51

Q4 and FY 2018 Q4 andFY Corporate andFinancial Results Overview Capital February 1, 2019 52 SVB 2014 4:3

We are well capitalized - Holding Company

- $500M Share Repurchase Program authorized in November 2018
- $147M of shares repurchased in Q4'18

SVB Financial Group[1]	2014	2015	2016	2017	2018
CET 1 risk-based capital	-	12.28%	12.80%	12.78%	13.41%
Tier 1 risk-based capital	12.91%	12.83	13.26	12.97	13.58
Total risk-based capital	13.92	13.84	14.21	13.96	14.45
Tier 1 leverage	7.74	7.63	8.34	8.34	9.06
Tangible common equity to tangible assets[2]	7.15	7.16	8.15	8.16	8.99
Tangible common equity to risk-weighted assets[2]	12.93	12.34	12.89	12.77	13.28

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb
Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019
53

We are well capitalized - Bank

- Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2014 and 2015
- Downstreaming of capital from holding company (Q2'14 $435M common equity raise and Q1'15 $350M debt raise) increased bank capital ratios across the board
- Strong Bank earnings resulted in $140M of dividends from Bank to SVBFG in 2018, $90M in 2017 and $40M in 2016

Silicon Valley Bank[1]	2014	2015	2016	2017	2018
CET 1 risk-based capital[2]	-	12.52%	12.65%	12.06%	12.41%
Tier 1 risk-based capital	11.09%	12.52	12.65	12.06	12.41
Total risk-based capital	12.12	13.60	13.66	13.04	13.32
Tier 1 leverage	6.64	7.09	7.67	7.56	8.10
Tangible common equity to tangible assets[3]	6.38	6.95	7.77	7.47	8.13
Tangible common equity to risk-weighted assets[3]	11.19	12.59	12.75	11.98	12.28

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) Basel III adopted in January 2015
3) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb **Q4 and FY 2018 Corporate Overview and Financial Results** February 1, 2019 54

Q4 and FY 2018 2018 Corporate andFinancial ResultsQ4 andFY Q4 andFY Overview Regulatory Corporate andFinancial Results Overview February 1,2019 February 1, 2019 55 SVB 2014 4:3

Complex regulatory environment As a growing, global bank with a holding company structure, we face a complex regulatory landscape. • Key areas of Focus ◦ Risk Management ◦ Bank Secrecy Act/Anti-Money Laundering (BSA/AML) ◦ Compliance ◦ General Data Protection Regulation (GDPR)/Privacy ◦ Cybersecurity • Current Expected Credit Loss (CECL) implementation • Ongoing investments in regulatory and compliance infrastructure Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 56

Non-GAAP Reconciliations Q4 and FY 2018 Q4 andFY Corporate andFinancial Results Overview February 1, 2019 57 SVB20144:3

Non-GAAP reconciliation

Core fee income[1]

Non-GAAP core fee income (dollars in thousands)	Quarter ended Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017
GAAP noninterest income	$86,134	$112,776	$144,140	$113,502	$117,659	$128,528
Less: gains on investment securities, net	(4,684)	23,270	23,178	9,976	15,970	17,630
Less: net gains on equity warrant assets	6,606	5,089	21,558	4,639	6,690	10,820
Less: other noninterest income	7,670	9,963	18,878	14,239	12,421	12,811
Non-GAAP core fee income	$76,542	$74,454	$80,526	$84,648	$82,578	$87,267

Non-GAAP core fee income (dollars in thousands)	Quarter ended Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018
GAAP noninterest income	$158,778	$152,266	$155,518	$192,689	$210,070	$186,707
Less: gains on investment securities, net	15,238	15,765	9,058	36,114	32,193	10,729
Less: net gains on equity warrant assets	24,922	12,123	19,191	19,061	34,141	16,749
Less: other noninterest income	15,896	17,982	12,259	14,390	12,022	13,187
Non-GAAP core fee income	$102,722	$106,396	$115,010	$123,124	$131,714	$146,042

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2014	2015[2]	2016	2017	2018
GAAP noninterest income	$572,239	$472,794	$456,552	$557,231	$744,984
Less: gains on investment securities, net	267,023	89,445	51,740	64,603	88,094
Less: net gains on equity warrant assets	71,012	70,963	37,892	54,555	89,142
Less: other noninterest income	24,573	47,004	50,750	59,110	51,858
Non-GAAP core fee income	$209,631	$265,382	$316,170	$378,963	$515,890

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb › Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

58

Non-GAAP reconciliation*

Non-marketable and other equity securities

Non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Dec 31, 2018
GAAP non-marketable and other equity securities	$941,104
Less: amounts attributable to non-controlling interests	134,962
Non-GAAP non-marketable and other equity securities, net of non-controlling interests	$806,142

Composition of non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Dec 31, 2018
Non-marketable and other equity securities (fair value accounting):	
Consolidated venture capital and private equity fund investments	$30,235
Unconsolidated venture capital and private equity fund investments	201,098
Investments without a readily determinable fair value	25,668
Other equity securities in public companies	20,098
Non-marketable securities (equity method accounting):	
Venture capital and private equity fund investments	82,921
Debt funds	5,826
China Joint Venture Investment	76,412
Other investments	45,309
Investments in qualified affordable housing projects, net	318,575
Total non-marketable and other equity securities	$806,142

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 59

Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018
GAAP net gains on investment securities	$15,765	$9,058	$36,114	$32,193	$10,729
Less: income attributable to noncontrolling interests, including carried interest	7,764	12,905	9,672	6,641	8,965
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests	$8,001	$(3,847)	$26,442	$25,552	$1,764

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Year ended December 31, 2014	2015[2]	2016	2017	2018
GAAP net gains on investment securities	$267,023	$89,445	$51,740	$64,603	$88,094
Less: income attributable to noncontrolling interests, including carried interest	236,294	32,115	8,312	29,187	38,183
Non-GAAP net gains on investment securities, net of noncontrolling interests	$30,729	$57,330	$43,428	$35,416	$49,911

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 60

Non-GAAP reconciliation* Capital ratios Consolidated (SVBFG) TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2014 2015 2016 2017 2018 GAAP SVBFG stockholders’ equity $2,813,072 $3,198,134 $3,642,554 $4,179,795 $5,116,209 Less: Intangible assets — — — — — Tangible common equity (TCE) $2,813,072 $3,198,134 $3,642,554 $4,179,795 $5,116,209 GAAP Total assets $39,337,869 $44,686,703 $44,683,660 $51,214,467 $56,927,979 Less: Intangible assets — — — — — Tangible assets (TA) $39,337,869 $44,686,703 $44,683,660 $51,214,467 $56,927,979 Risk-weighted assets (RWA) $21,755,091 $25,919,594 $28,248,750 $32,736,959 $38,527,853 Tangible common equity to tangible assets 7.15% 7.16% 8.15% 8.16% 8.99% Tangible common equity to risk-weighted assets 12.93% 12.34% 12.89% 12.77% 13.28% Bank only TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2014 2015 2016 2017 2018 Tangible common equity (TCE) $2,399,411 $3,059,045 $3,423,427 $3,762,542 $4,554,814 Tangible assets (TA) $37,607,973 $44,045,967 $44,059,340 $50,383,774 $56,047,134 Risk-weighted assets (RWA) $21,450,480 $24,301,043 $26,856,850 $31,403,489 $37,104,080 Tangible common equity to tangible assets 6.38% 6.95% 7.77% 7.47% 8.13% Tangible common equity to risk-weighted assets 11.19% 12.59% 12.75% 11.98% 12.28% * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 61

Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended				
	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018
GAAP non-interest income	$152,266	$155,518	$192,689	$210,070	$186,707
Less: income attributable to non-controlling interests, including carried interests	7,743	13,024	9,445	6,692	8,839
Non-GAAP non-interest income, net of non-controlling interests	144,523	142,494	183,244	203,378	177,868

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended December 31,				
	2014	2015[2]	2016	2017	2018
GAAP noninterest income	$572,239	$472,794	$456,552	$557,231	$744,984
Less: income attributable to noncontrolling interests, including carried interest	233,624	31,736	8,039	29,452	38,000
Non-GAAP noninterest income, net of noncontrolling interests	$338,615	$441,058	$448,513	$527,779	$706,984
Less: net losses on the SVBIF sale transaction	(13,934)	—	—	—	—
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$352,549	$441,058	$448,513	$527,779	$706,984

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised for the adoption of accounting guidance related to our investments in VC- and PE-related funds (ASU 2015-02 Deconsolidation).

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019

62

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)		Year ended December 31, 2014	2015	2016	2017	2018
GAAP noninterest expense[2]	A	**$ 700,669**	**$ 779,962**	**$ 859,797**	**$ 1,010,655**	**$ 1,188,193**
Less: amounts attributable to noncontrolling interests		18,867	828	524	813	522
Non-GAAP noninterest expense, net of noncontrolling interests	B	**$ 681,802**	**$ 779,134**	**$ 859,273**	**$ 1,009,842**	**$ 1,187,671**
GAAP net interest income		$ 856,595	$ 1,006,425	$ 1,150,523	$ 1,420,369	$ 1,893,988
Adjustments for taxable equivalent basis		1,689	1,564	1,203	3,076	9,201
Non-GAAP taxable equivalent net interest income		$ 858,284	$ 1,007,989	$ 1,151,726	$ 1,423,445	$ 1,903,189
Less: income attributable to noncontrolling interests		33	8	66	33	30
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests		$ 858,251	$ 1,007,981	$ 1,151,660	$ 1,423,412	$ 1,903,159
GAAP noninterest income		$ 572,239	$ 472,794	$ 456,552	$ 557,231	$ 744,984
Less: income attributable to noncontrolling interests and excluding one time adjustments		219,690	31,736	8,039	29,452	38,000
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments		$ 352,549	$ 441,058	$ 448,513	$ 527,779	$ 706,984
GAAP total revenue	C	**$ 1,428,834**	**$ 1,479,219**	**$ 1,607,075**	**$ 1,977,600**	**$ 2,638,972**
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	D	**$ 1,210,800**	**$ 1,449,039**	**$ 1,600,173**	**$ 1,951,191**	**$ 2,610,143**
Core operating efficiency ratio adjustment[3]:						
GAAP total revenue		$ 1,428,834	$ 1,479,219	$ 1,607,075	$ 1,977,600	$ 2,638,972
Less: gains on investment securities, net		267,023	89,445	51,740	64,603	88,094
Less: net gains on equity warrant assets		71,012	70,963	37,892	54,555	89,142
Non-GAAP total revenue, net of gains on investment securities and equity warrant assets	E	**$ 1,090,799**	**$ 1,318,811**	**$ 1,517,443**	**$ 1,858,442**	**$ 2,461,736**
GAAP operating efficiency ratio (A/C)		**49.04%**	**52.73%**	**53.50%**	**51.11%**	**45.02%**
Non-GAAP operating efficiency ratio (B/D)		**56.31%**	**53.77%**	**53.70%**	**51.76%**	**45.50%**
Non-GAAP core operating efficiency ratio (A/E)		**64.23%**	**59.14%**	**56.66%**	**54.38%**	**48.27%**

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Our consolidated GAAP noninterest expenses were modified from prior periods' presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.
3) This ratio excludes certain financial items where performance is typically subject to market or other conditions beyond our control. It is calculated by dividing noninterest expense by total revenue, after adjusting for gains or losses on investment securities and equity warrant assets.

svb Q4 and FY 2018 Corporate Overview and Financial Results February 1, 2019 63

Q4 and FY 2018 Q4 andFY Find Find Find moleary@svb.com T 408 654 6364 M 650 255 9934 9934 255 650 M 6364 654 408 T 3005 Tasman 95054 CA 3005 Clara, Drive Santa Head of Investor Relations Investor of Head MeghanO’Leary SVB SVB on LinkedIn, Facebook and Twitter and Facebook LinkedIn, on onLinkedIn, Facebook and Twitter Corporate andFinancial Results Overview February 1, 2019 64 SVB 2014 4:3